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                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------

                Date of Report (Date of earliest event reported):
                                January 23, 2002


                        McCormick & Company, Incorporated
             (Exact name of registrant as specified in its charter)


    Maryland                        0-748                         52-0408290
 (State of other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
  incorporation)

           18 Loveton Circle
           Sparks, Maryland                                         21152
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (410) 771-7301



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Item 5. Other Events and Regulation FD Disclosure

     The Registrant will reflect certain accounting changes in its financial reporting for fiscal year 2002. The Registrant desires to indicate the impact of these accounting changes for each quarter and the full year of fiscal year 2001 as if the changes had been in effect during fiscal year 2001. Attached to this Form 8-K, and filed as Exhibit 99.1 and incorporated herein by reference, is a document entitled "2001 Quarterly Data (Unaudited)."


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

          99.1: 2001 Quarterly Data (Unaudited).


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           McCORMICK & COMPANY, INCORPORATED



Date: January 23, 2002                     By:    /s/ KENNETH A. KELLY, JR.
                                              ----------------------------------
                                                     Kenneth A. Kelly, Jr.
                                                  Vice President & Controller